Exhibit 99.1

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COBIZ INC.

Nasdaq: COBZ

Colorado Business Bank
Arizona Business Bank
Financial Designs Ltd.

Green Manning & Bunch, Ltd.
Alexander Capital Management Group

CoBiz Insurance, Inc.
CoBiz Private Asset Management

[LOGO]

Company Profile

Company Name	CoBiz Inc.

Nasdaq NM	COBZ

Shares Outstanding	14.5 million

Market Value*	$304 million

Assets @ 3/31/04	$1.5 billion

LTM Net Income @ 3/31/04	$13.9 million

*Calculated using closing price of COBZ stock on 4/19/04

Who is CoBiz?

•                  Diversified financial services provider

•                  Niche player serving small to mid-sized businesses and business owners

•                  Established in September 1994

•                  IPO in June 1998

•                  Largest publicly traded financial services/bank holding company in Colorado

Management Team

Name	Title	Years Experience
Steven Bangert	Chairman of the Board and Chief Executive Officer	25+
Jonathan C. Lorenz	Vice Chairman of the Board; Chief Executive Officer of the Bank	28+
Richard J. Dalton	President	21+
Kevin W. Ahern	Executive Vice President and Managing Director	18+
Lyne B. Andrich	Executive Vice President and Chief Financial Officer	16+
Robert B. Ostertag	Executive Vice President and Chief Credit Officer	20+
David Pass	Senior Vice President and Chief Information Officer	15+

Selected Management Bios

Steven Bangert
Chairman of the Board and CEO	Age 47

•                  CoBiz Founder, Chairman of the Board & CEO, since September 1994

•                  President & Director, Western Capital Holdings, Inc., August 1992-March 1999

•                  Bank holding company for River Valley Bank-Texas, McAllen, Texas.

•                  Chairman of the Board, River Valley Bank-Texas, March 1992-July 1998

•                  Vice Chairman of the Board & Chief Executive Officer, River Valley Savings Bank-Illinois, April 1988-July 1994

•                  Financial institution with locations in Chicago and Peoria, Illinois

•                  Director & Executive Committee member, Lafayette American Bank, February 1994-July 1998

•                  B.S. in business administration, University of Nebraska -Lincoln

Jonathan C. Lorenz
Vice Chair of the Board & CEO of CoBiz Bank	Age 52

•                  CoBiz Vice Chairman of the Board, March 1995-present

•                  Pursued various business opportunities and formed First Western Growth Fund, June 1993-March 1995

•                  Small business investment company

•                  Senior Vice President & Manager of Corporate Banking, Colorado National Bank, September 1976-June 1993

•                  B.A. in political science & M.B.A., University of Colorado

Richard J. Dalton
President	Age 47

•                  CoBiz President, May 2003

•                  Executive Vice President & Chief Financial Officer, January 1997-May 2003

•                  Vice President, Western Capital, August 1992-January 1998

•                  President & Chief Executive Officer, River Valley Bank-Texas, August 1992-June 1996

•                  B.S. in business administration, University of Southern Colorado& M.B.A., University of Colorado

Kevin W. Ahern
Executive Vice President & Managing Director	Age 41

•                  CoBiz Executive Vice President & Managing Director, May 2003

•                  Senior Vice President, April 2000-May 2003

•                  Builds and manages fee-based business lines and oversees asset and liability management

•                  Sterling Partners, Northbrook, Illinois, April 1997-March 2000

•                  Private equity, venture capital and real estate investment firm

•                  Vice President & Senior Portfolio Manager, ING Investment Management, December 1991-March 1997

•                  B.S. in business administration, University of Northern Colorado, M.B.A,. University of Connecticut & is a Chartered Financial Analyst

Lyne B. Andrich
Executive Vice President & CFO	Age 37

•                  CoBiz Executive Vice President & Chief Financial Officer, May 2003

•                  Senior Vice President & Controller, July 1999-May 2003

•                  Vice President & Controller, May 1997-July 1999

•                  Regional Reporting Manager, Key Bank-Rocky Mountains, November 1995-May 1997

•                  Assistant Controller, Financial Reporting Manager & Internal Auditor, Bank One-Colorado, June 1989-November 1995

•                  B.S. in accounting, University of Florida & is a Certified Public Accountant

Robert B. Ostertag
Executive Vice President & Chief Credit Officer, CoBiz Bank	Age 43

•                  CoBiz Bank, Executive Vice President & Chief Credit Officer, May 2003

•                  Senior Vice President & Senior Credit Officer, June 2001-May 2003

•                  Credit policy, loan administration and documentation, loan approval and asset quality

•                  Senior Vice President & Commercial Lending Manager, Colorado Business Bank-Denver, January 1996-June 2001

•                  Vice President & Business Banking Group Manager and Vice President & Commercial Relationship Manager, Bank One-Denver, 1984-December 1995

•                  B.S. in Finance & General Business, Colorado State University & University of Wisconsin-Madison Graduate School of Banking

Portfolio of Companies

Banking

•                  Colorado Business Bank (CBB)

•                  Arizona Business Bank (ABB)

Insurance

•                  Financial Designs Ltd. (FDL)

•                  CoBiz Insurance, Inc.

COBIZ INC.

Investment Banking

•                  Green Manning & Bunch, Ltd. (GMB)

Wealth Management

•                  Alexander Capital Management Group (ACMG)

•                  CoBiz Private Asset Management (PAM)

Servicing Our Customer’s Lifecycle

COBIZ INC.

Growth

•                  Banking Services from CBB/ABB

•                  Capital Planning from GMB

•                  Employee & Executive Benefits Packages from FDL

Plan for the Future

•                  Estate Planning & Business Succession from FDL

•                  Financial Planning from CoBiz PAM

Protect Assets

•                  Property & Casualty Insurance from CoBiz Insurance

Facilitate Exit/Retirement Strategies

•                  M&A Services from GMB

•                  Investment Management Services from ACMG

Preserve Wealth

•                  Trust & Fiduciary Services from CoBiz PAM

•                  Investment Management Services from ACMG

•                  Wealth Transfer Services from FDL

Meeting Our Customers’ Needs

•                  Cross-referral success stories

•                  Metal fabricator

•                  Transportation company

•                  Inter-company referral fee structure

•                  Generally 10-15% of first-year revenue with caps

Geographic Markets Served

We operate in two of the most exciting, fastest-growing markets in the country

•                  Colorado

•                  Arizona

Colorado Business Bank

[GRAPHIC]

Arizona Business Bank

[GRAPHIC]

Market Share Opportunity

Markets Dominated by Out-of-State Banks

% of total deposits; as of 6/30/03

[CHART]

Colorado

[CHART]

Arizona

Colorado Net In-Migration

[CHART]

Source: US Census Bureau

Colorado Per Capita Income

[CHART]

Source: US Dept of Labor

Colorado Non-Farm Job Growth

[CHART]

Sources: US Dept of Labor; Denver Research Partners

Colorado Unemployment Rate

[CHART]

Sources: US Dept of Labor; Denver Research Partners

Colorado Building Permits by Type

[CHART]

Sources: US Census Bureau & Colorado Business Economic Outlook Committee

Metro Denver Vacancy Rates

[CHART]

Commercial

Industrial

[CHART]

Metro Denver Population Growth

in thousands

[CHART]

Source: US Census Bureau

Arizona Net In-Migration

[CHART]

Source: Greater Phoenix Economic Council

Arizona Per Capita Income

[CHART]

Source: Greater Phoenix Economic Council

Arizona Non-Farm Job Growth Rate

[CHART]

Source: Greater Phoenix Economic Council

Arizona Unemployment Rates

[CHART]

Sources: US Dept of Labor; Greater Phoenix Economic Council

Metro Phoenix Vacancy Rates

[CHART]

Commercial

Industrial

[CHART]

Metro Phoenix Population Growth

in thousands

[CHART]

Source: US Census Bureau

Banking Model

Client Focus

•                  High-net-worth individuals

•                  Principals in professional service firms

•                  Entrepreneurs

•                      Small to mid-sized businesses

•                  Annual sales: $5-75 million

•                  Borrowing needs: $500,000-8 million

•                  Relationship-driven real estate developers and operators

•                  Local experience

•                  Strong financial support of sponsor

Lead with talent, not location

•                  Recruit top professionals with large-bank experience

•                  Decentralized decision making

•                  Provide sophisticated services for bankers to sell

•                  Bank: treasury management services, interest-rate hedging products

•                  Fee-based: investment banking, asset management, employee-benefit consulting, insurance, succession planning & wealth transfer

•                  Transfer of top-tier clients – maintains asset quality

•                  Responsible for recruiting their own support staff and finding location of bank

•                  Relationship profile: create value; don’t sell on price

De Novo Model

•                  Open de novo bank locations

•                  3,000-5,000 square feet

•                  3 bankers and 3 support people

•                  Must have $100mm asset potential in 3-5 years

•                  “Virtual” bank approach reduces earnings impact

•                  Break-even run rate reached by 6- 11 months

•                  Generally reach $20mm in loans & deposits after one year

•                  Average first-year cost is approximately $100,000-200,000 pre-tax

Information Technology

•                  We differentiate ourselves from local community banks by capitalizing on the use of technology

•                  Creation of CIO position in 2002

•                  Disciplined technology evaluation and approach

•                  Quicker response to market

•                  Internal initiatives – infrastructure

•                  External initiatives – new products

•                  EOB/Lockbox solutions

•                  Treasury Pathways

•                  Electronic funds transfer (wires)

Bank Summary

	No. of		Bank	03/31/2004
	Locations	President	Established	Assets	Loans	Deposits & Repos
Colorado
Denver	2	Virginia K. Berkeley	Jul-78	$493,875	$249,368	$386,440
Littleton	2	Darrell J. Schulte	Apr-84	155,554	57,637	126,777
Boulder	2	Charles E. Holmes	Oct-95	222,344	179,909	104,738
West	1	Andrew L. Bacon	Dec-97	105,525	77,861	66,453
DTC	1	James R. Conley	Sep-98	127,441	62,472	100,177
Vail	1	James Thomason	Jun-99	93,635	83,083	24,514
Northeast	1	Margaret J. Brown	Oct-03	33,640	25,403	19,890
Denver/Boulder Corridor	1	Valorie Simpson	Q3 2004	41,718	17,300	33,834

Arizona
Phoenix	2	Kevin G. Quinn	Aug-96	$245,756	$149,387	$140,216
Tempe	1	Kyle P. Kennedy	Nov-02	43,378	19,574	35,816
Scottsdale	1	Jack W. Jensen	Mar-03	52,314	44,085	17,735
Camelback Corridor	1	Rick Baker	Q3 2004	—	—	—
East Valley	1	Cathy Valenzuela	Q4 2004	—	—	—

Bank Profile: Denver

•                  Established July 1978

•                  Part of the original acquisition in 1994

•                  President: Virginia K. Berkeley

•                  Since May 1995

•                  Senior Vice President & Manager of Business Banking, Bank One-Denver, January 1994-May 1995

•                  President of Colorado National Bank-Tech Center and CNB-Northeast, December 1986-January 1994

•                  B.S. in economics, Purdue University & M.B.A., University of Oklahoma.

•                  Market: Downtown Denver

•                  Oldest and largest location

•                  More complex commercial and real estate loans throughout the metro area

•                  Assets at 3/31/04:  $493,875,000

Bank Profile: Littleton

•                  Established April 1984

•                  Part of the original acquisition in 1994

•                  President: Darrell J. Schulte

•                  Since May 1985

•                  Employed in the banking industry for 25 years

•                  B.S. in finance, Colorado State University

•                  Market: Littleton/South Metro Area

•                  Small-business and residential

•                  Home to Highlands Ranch, one of the fastest growing communities in Colorado

•                  Assets at 3/31/04:  $155,554,000

Bank Profile: Boulder

•                  Established October 1995

•                  Our first de novo

•                  President: Charles Holmes

•                  Since June 1995

•                  Employed in the banking industry for 23+ years

•                  Vice President & Manager of Commercial Lending, Bank One-Boulder, June 1992-June 1995

•                  B.S. in business administration, Oklahoma State University

•                  Market: Boulder

•                  One of the highest concentrations of small businesses and affluent individuals in the Rocky Mountain region

•                  Recognized as a top entrepreneurial city

•                  Assets at 3/31/04:  $264,062,000

Bank Profile: West

•                  Established December 1997

•                  De novo

•                  President: Andrew L. Bacon

•                  Since June 1997

•                  Senior Vice President Commercial Banking, Norwest Bank-Golden, June 1988-December 1996

•                  B.S. in business administration, Colorado State University

•                  Market: West Denver/Golden

•                  Western metropolitan area contains a number of newer industrial and office parks

•                  Assets at 3/31/04:  $105,525,000

Bank Profile: DTC

•                  Established September 1998

•                  De novo

•                  President: James R. Conley

•                  Since April 2001

•                  Senior Vice President, September 1998-April 2001

•                  HealthONE, 1990-1998

•                  Vice President of Private Banking, United Bank of Denver, 1985-1990

•                  B.S., Southern Illinois University

•                  Market: Denver Technological Center in Englewood, Colorado

•                  One of the main business and office centers in metropolitan Denver.

•                  Large number of high-net-worth individuals live and work in the area

•                  Primary focus is healthcare practices and professionals

•                  Assets at 3/31/04:  $127,441,000

Bank Profile: Vail

•                  Established June 1999

•                  De novo

•                  President: James Thomason

•                  21-year resident of the Vail Valley

•                  Executive Vice President, FirstBank of Avon, 1983-2003

•                  B.S. in business administration, University of Colorado-Boulder & graduate of Pacific Coast Banking School, University of Washington

•                  Market: Edwards, Colorado

•                  Anchored by Vail, a prime mountain resort with a vigorous construction market for high-end primary and second homes

•                  Construction activity is fueling growth in other commercial businesses supporting the expanding population base

•                  Assets at 3/31/04:  $93,635,000

Bank Profile: Northeast

•                  Established October 2003

•                  De novo

•                  President: Margaret J. Brown

•                  21-year banking veteran, 12 years of experience in the Denver market

•                  Senior vice president & manager, Colorado’s private banking operations, Wells Fargo’s Private Client Services group

•                  Market: Northeast Denver/Commerce City

•                  Uniquely situated to serve Denver’s growing northeast communities due to its proximity to Denver International Airport

•                  Highly industrial area with focus on distribution, manufacturing and transportation companies

•                  Assets at 3/31/04:  $33,640,000

Bank Profile: Phoenix

•                  Established August 1996

•                  Part of the acquisition of First Capital Bank of Arizona in March 2001

•                  President: Kevin G. Quinn

•                  Since April 2001

•                  Established DTC bank in May 1998

•                  Senior Vice President, Norwest Bank-Colorado, June 1988-May 1998

•                  Vice President & Bank Manager, Norwest Bank, October 1991-June 1998

•                  B.A. in general business, University of Northern Colorado & graduate degree, Stonier Graduate School of Banking -University of Delaware

•                  Market: Downtown Phoenix and Surprise, Arizona

•                  More complex commercial and real estate loans throughout the metro area

•                  Bank in Surprise (near Sun City) serves the large population of retired persons living in the suburbs of Phoenix

•                  Assets at 3/31/04:  $245,756,000

Bank Profile: Tempe

•                  Established November 2002

•                  De novo

•                  President: Kyle P. Kennedy

•                  13-year veteran of the Phoenix banking market, with an emphasis on business lending

•                  Most recently served as first vice president and group manager for Bank One’s Business Credit Express Division

•                  Market: Tempe, Arizona

•                  Center of the Phoenix metropolitan area

•                  Highest concentration of businesses in Arizona, with more than 15% of all Arizona high-tech firms

•                  Assets at 3/31/04:  $43,378,000

Bank Profile: Scottsdale

•                  Established in March 2003

•                  De Novo

•                  President: Jack W. Jensen

•                  Commercial banker with more than 25 years of experience in Arizona financial services market

•                  Vice president and team leader in Wells Fargo’s Professional Banking Department

•                  Market: Scottsdale, Arizona

•                  One of the most desirable and affluent areas within metropolitan Phoenix, from both a residential and employment perspective

•                  Scottsdale continues to experience faster job growth than population growth

•                  Assets at 3/31/04:  $52,314,000

Growth Sources

Bank asset size (millions)

[CHART]

Loan & Deposit Growth

$s in millions

Loans

•                  28% five-year annualized growth rate*

Deposits

•                  24% five-year annualized growth rate*

*as of 12/31/03

[CHART]

Credit Underwriting & Review

•                  Chief Credit Officer oversight

•                  Multi-layered loan approval process

•                  Centralized independent loan review

•                  Legal & regulatory lending limits

•                  Regulatory limit: $17.0 million

•                  Internal limit:

•                  Highest grades -$10.4 million (62% of maximum)

•                  All other grades -$8.3 million (49% of maximum)

Portfolio Composition

% of total portfolio; as of 3/31/04

[CHART]

Loans

[CHART]

Deposits

Loan Size by Relationship

as of 3/31/04

[CHART]

Underwriting/Collateral

as of 3/31/04

Reliance on Guarantor

[CHART]

Real Estate Loans -Purpose

as of 3/31/04

Real Estate Term vs. Total Loan Portfolio

[CHART]

Construction Loans – Purpose

as of 3/31/04

Construction vs. Total Loan Portfolio

[CHART]

Commercial Loans – S.I.C. Grouping

as of 3/31/04

Standard of Industry – All Groups

[CHART]

Maintaining Asset Quality

•                  Stress-test of loan portfolio during recent economic slow-down has validated underwriting model

•                  Key asset quality metrics for CoBiz significantly better than industry averages

Asset Quality

Non-Performing Assets

[CHART]

Asset Quality

Net Charge-offs

[CHART]

Asset Quality

Classified Loan Trends

[CHART]

Asset Quality

Allowance Coverage

[CHART]

Net Interest Margin

•                  Asset-sensitive balance sheet

•                  NIM compression due to MBS portfolio repricing

•                  Continued pressure due to competitive environment in higher quality credits

•                  1Q04 investment security sales transacted to rebalance the portfolio

[CHART]

Future Plans

•                  Two-three additional Arizona locations in next 18-24 months

•                  One-two additional Colorado locations in next 18-24 months

Fee-Based Strategy

•                  Acquire/grow leading companies complimentary to banking franchise

•                  Target needs of professionals and small to mid-sized businesses

•                  Interests aligned with CoBiz and shareholders

Fee-Based Companies

Company	President	Business	Established/ Acquired by CoBiz	2003 Revenue

CoBiz Private Asset Management	K. Denise Albrecht	Trust & fiduciary services	March 1998	$896,000

CoBiz Insurance, Inc.	John Milek	Property & casualty insurance agency	March 2001	$1,587,000

Green Manning & Bunch, Ltd.	John R. Green James T. Bunch	Middle-Market Investment Banking	July 2001	$1,381,000

Alexander Capital Management Group	Howard Alexander	Investment advisory firm	April 2003	$1,473,000	*

Financial Designs Ltd.	J. Dave Hunter	Wealth transfer; employee & executive benefits consulting	April 2003	$7,320,000	*

*2003 revenues from acquisition closing date

CoBiz Insurance

•                  President: John Milek

•                  Since 1990; joined family insurance agency in 1983

•                  Obtained Certified Insurance Counselor in 1985 & Chartered Property & Casualty Underwriter in 1990

•                  President of the Colorado Insurance Education Foundation & Board Member of the Colorado Surplus Lines Association Foundation

•                  Products and services

•                  Commercial property and casualty products

•                  Consulting and risk management services

•                  Personal lines

•                  Target clients

•                  Businesses with $5 million or more in revenue

•                  At least 10 employees

•                  Three years of operating results

•                  Individuals with a net worth above $1 million

Financial Designs

•                  President: J. Dave Hunter

•                  Founder & President since 1970

•                  Chartered Life Underwriter, Chartered Financial Consultant & Master of Science degree in Financial Services

•                  Accredited Estate Planner through the National Association of Estate Planners

•                  Board of Directors of the Family-Owned Business Institute

•                  Products and services

•                  Employee benefits group health and retirement plans

•                  Business succession planning

•                  Executive compensation

•                  Estate and wealth transfer planning

•                  Target clients

•                  Businesses with $5-20 million in assets

•                  25-500 employees

•                  Executive groups of 5-20

•                  Individuals with a net worth above $5 million

Insurance

Revenues ($s in thousands)

[CHART]

•                  $4.5 million annual revenue break-even hurdle

•                  20% pre-tax profit margin

•                  Revenues are not straight-line; 4th quarter is typically strongest

CoBiz Private Asset Management

•                  President: K. Denise Albrecht

•                  Established PAM in October 1997

•                  Almost 30 years of experience in the trust and investment field

•                  B.S.B.A. and M.B.A., Northern Michigan University

•                  Products and services

•                  Personal trust, fiduciary & family-office services

•                  Asset management services sub-advised to ACMG

•                  Managed mutual fund asset allocation product

•                  Target clients

•                  Foundations, endowments & pension funds with assets of $1-25 million

•                  Individuals with a net worth above $1 million

•                  $500,000 minimum account size

Alexander Capital Management Group

•                  Principal: Howard Alexander

•                  Founding partner in Alexander, Scriver & Associates in 1978

•                  B.A. in economics, Washington and Jefferson College & J.D., Southern Methodist University

•                  Member, Denver & Colorado Bar Associations

•                  Products and services

•                  Core equity product

•                  30-40 individual securities

•                  Equally weighted positions (2-3%)

•                  Risk control sector limitations

•                  Separately managed fixed-income and balanced portfolios

•                  Managed asset allocation products

•                  Target clients

•                  Foundations, endowments & pension funds with assets of $5-$500 million

•                  Individuals with a net worth above $2 million

•                  $1 million minimum account size

•                  Top quartile performance over a 1-, 3-, 5- and 10-year period

ACMG Performance

	1st Quarter	1 Year	3 Years*	5 Years*	10 Years*
ACMG	1.6%	45.3%	4.3%	8.4%	11.9%

Standard & Poor’s 500	1.7%	35.1%	0.6%	-1.2%	11.7%
Russell 1000	1.9%	36.4%	1.3%	-0.6%	11.7%
S&P/Barra Value	3.4%	44.2%	0.6%	2.1%	11.3%

*Annualized

Please be advised that the performance figures are preliminary “gross” figures taken from our Large Cap Core Equity Composite (see our AIMR disclosure sheet for details). That is, they are taken before deductions of our fees, which are on a sliding scale of 0.60% to 1.50% for smaller accounts. If the return figures were “net,” they would be reduced by the amount of our annual fees and other expenses as well as some deduction for compounding of fees. Investment fees are described in more detail in Part II ofour Form ADV. These historical returns include reinvestment of earnings and may not be indicative of future performance.

Final quarterly returns are available gross and net of fees uponthe completion of our account verification.

The net effect of the deduction of fees on an annualized performance, including the compounded effect over time, is determined by the relative size of the fee and the account’s investment performance.

The chart below depicts the effect of a 1% management fee on thegrowth of one dollar over a 10-year period at 10% (9% after fees) and 20% (19% after fees) assumed rates of return.

Year	1	2	3	4	5	6	7	8	9	10
10%	1.10	1.21	1.33	1.46	1.61	1.77	1.95	2.14	2.36	2.59
9%	1.09	1.19	1.30	1.41	1.54	1.68	1.83	1.99	2.17	2.37
20%	1.20	1.44	1.73	2.07	2.49	2.99	3.58	4.30	5.16	6.19
19%	1.19	1.42	1.69	2.01	2.39	2.84	3.37	4.02	4.79	5.69

Consultants: Performance gross of fees without accompanying net of fees performance is for use only in one-on-one meetings

Wealth Management

Revenues ($s in thousands)

[CHART]

•                  $3.0 million annual revenue break-even hurdle

•                  15% pre-tax profit margin

•                  Assets under management @ 3/31/04

•                  $459.4 million, 46%, annualized quarterly increase

Green Manning & Bunch

•                  Co-Presidents – Jack Green & Jim Bunch

•                  Jack Green, co-founder, 1988

•                  More than 30 years of investment banking experience

•                  President & Chief Operating Officer of Boettcher and Company

•                  Graduate of Kansas State University & M.B.A., University of Denver

•                  Jim Bunch, co-founder, 1988

•                  Corporate and securities lawyer, 1970

•                  Executive Vice President, General Counsel & Director, Boettcher & Company

•                  B.A., Marquette University & J.D., Northwestern University School of Law

•                  Products and services

•                  M&A sell-side focus

•                  Private financing: equity; senior debt; sub-debt

•                  Financial advisory services: company valuations & fairness opinions

•                  Target clients

•                  Companies with annual sales of $10-$250 million

•                  M&A – transaction size of $15 million or more

•                  Private financing

•                  Equity: transaction size of $10 million or more

•                  Senior debt: transaction size of $20 million or more

•                  Sub-debt: transaction size of $10 million or more

•                  Industry focus

•                  Health care

•                  Construction

•                  Manufacturing/distribution services

Investment Banking

Revenues ($s in thousands)

[CHART]

•                  $3.5 million annual revenue break-even hurdle

•                  Pre-Sept 2001 – firm had a 90% closing success rate

Growth of Non-Interest Income

$s in thousands

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Fee Income Sources

% of operating income

2001

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2002

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2003

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Future Plans

•                  Introduction of fee-based business lines to Arizona markets

•                  Key acquisitions for fee-based businesses

Historical Performance

Asset Growth

$s in millions

•                  26% five-year annualized growth rate

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Net Income

for the year ended; $s in thousands

•                  29% five-year annualized growth rate

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Earnings Per Share

diluted; for the year ended

•                  25% five-year annualized growth rate

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Earnings Per Share - Segment

Earnings:	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Q1 2004
Bank *	$3,405	$3,478	$4,047	$3,754	$4,101
Fee-Based Business Lines:
Insurance	43	286	110	992	83
Wealth Management & Trust	(31)	(15)	(10)	12	56
Investment Banking	(415)	(81)	(410)	(341)	(120)
Total Fee-Based Lines	(403)	189	(311)	664	20
Parent Company & Other	(350)	(442)	(436)	(569)	(566)
Quarterly Net Income	$2,652	$3,225	$3,300	$3,849	$3,555

EPS	Q1 2003	Q2 2003	Q3 2003	Q4 2003	Q1 2004
Bank	$0.24	$0.25	$0.29	$0.25	$0.28
Fee-Based Business Lines:
Insurance	0.00	0.02	0.01	0.07	0.01
Money Management & Trust	(0.00)	(0.00)	(0.00)	0.00	0.00
Investment Banking	(0.03)	(0.01)	(0.03)	(0.02)	(0.01)
Total Fee-Based Lines	(0.03)	0.01	(0.02)	0.04	0.00
Parent Company & Other	(0.02)	(0.03)	(0.03)	(0.04)	(0.04)
Quarterly Diluted EPS	$0.19	$0.23	$0.23	$0.26	$0.24
Prior Year Quarter EPS	$0.19	$0.23	$0.18	$0.20	$0.19

* Includes Colorado Business Leasing which is reported under Corporate Support & Other in segment disclosure

Total Returns

Comparison of Cumulative Total Return

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	12/31/1998	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003
CoBiz Inc.	$100.00	$118.16	$160.75	$192.26	$214.19	$268.86
Russell 2000 Index	$100.00	$121.11	$117.64	$120.65	$96.12	$141.20
NASDAQ Bank Index	$100.00	$94.28	$110.50	$124.34	$133.02	$176.37

Corporate Governance

•                  Met or exceeded all Sarbanes-Oxley requirements

•                  Adopted Code of Conduct & Ethics

•                  Reviewed and signed annually by employees, board

•                  Implemented “whistleblower” mechanisms

•                  Board of Directors 2/3 independent

•                  Board Committees 100% independent

Strategic Goals

Three to five years

•                  Sustained asset and earnings annualized growth of 15-20%

•                  Reach critical mass in Arizona market

•                  $1 billion in assets

•                  Build fee income to reduce net interest income dependency

•                  Target 30% fee income to operating revenues

•                  Reduce efficiency ratio to 55 -60% range

Strategic Goals

Capital Needs

	Shares Outstanding	Capital

Book Equity, December 31, 2002	13,271,999	$82,004
Net additions to goodwill & intangibles: IBAC & Unirock		$147
Goodwill & intangibles at December 31, 2002		$8,830
Tangible equity balance December 31, 2002		$73,174
Employee Stock Purchase Plan	35,737	$459
Tax Effect of Non Qual Options		$178
CoBiz Stock Options Exercised	117,127	$638
Conversion of GMB Class B shares	73,818	$1,000
Acquisition of FDL	222,315	$3,210
Acquisition of ACMG	107,220	$1,500
Dividends Paid Common ($.22 per share)		$(3,006)
Other Comprehensive (loss) income		$(3,349)
Net Income		$13,030
Book Equity, December 31, 2003	13,828,216	$95,664
Net additions to goodwill & intangibles: ACMG & FDL		$28,866
Goodwill & intangibles at December 31, 2003		$37,696
Tangible equity balance December 31, 2003		$57,968
CoBiz Stock Options Exercised	81,524	$794
FDL Earn-out	542,632	$9,449
Dividends Paid Common ($.06 per share)		$(865)
Other Comprehensive (loss) income		$748
Net Income		$3,555
Book Equity, March 31, 2004	14,452,372	$109,345
Net additions to goodwill & intangibles: ACMG & FDL		$835
Goodwill & intangibles at March 31, 2004		$38,531
Tangible equity balance March 31, 2004		$70,814

Strategic Goals

Capital Needs

•                  We anticipate a need for capital within the next 6 to 18 months

•                  Management preference is to avoid dilution to common shareholders

Short-Term Outlook

•                  Colorado bank well positioned to take advantage of economic recovery

•                  Arizona bank gaining momentum in recruiting bankers

•                  Asset-sensitive balance sheet will benefit from rising rates

•                  No dependency on mortgage-related fees

•                  Increased contribution from Investment Banking segment

•                  Break-even will immediately add $.09 to 2004 diluted EPS

Forward-Looking Statements

This presentation may contain forward-looking statements. Although the Company believes that the expectations reflected in the forward looking statements are reasonable, it can give no assurance that such expectations will prove to becorrect. The forward-looking statements involve risks and uncertainties that affect the Company’s operations, financial performance and other factors, as discussed in the Company’s filings with the Securities and Exchange Commission. These risks include the impact of interest rates and other general economic conditions, loan and lease losses, risks related to the execution of the Company’s growth strategy, the possible loss of key personnel, factors that could affect the Company’s ability to compete in its market areas, changes in regulationsand government policies and other factors discussed in the Company’s filings with the Securities and Exchange Commission.